                                                                     EXHIBIT (q)

                                POWER OF ATTORNEY

                    STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                           THE TARGET PORTFOLIO TRUST

      The undersigned Trustees and officers of each investment company listed above hereby constitute, appoint and authorize each of Marguerite E.H. Morrison and Maria. G. Master as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to each said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that each said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Eugene C. Dorsey                                         /s/ Thomas T. Mooney
--------------------                                         --------------------
Eugene C. Dorsey, Trustee                                    Thomas T. Mooney, Trustee

/s/ Saul K. Fenster                                          /s/ David R. Odenath
-------------------                                          --------------------
Saul K. Fenster, Trustee                                     David R. Odenath, Trustee and President

/s/ Robert F. Gunia                                          /s/ Stephen Stoneburn
-------------------                                          ---------------------
Robert F. Gunia, Trustee and Vice President                  Stephen Stoneburn, Trustee

/s/ Robert E. La Blanc                                       /s/ Grace C. Torres
----------------------                                       -------------------
Robert E. La Blanc, Trustee                                  Grace C. Torres, Principal Financial and
                                                             Accounting Officer

/s/ Douglas H. McCorkindale                                  /s/Joseph Weber
---------------------------                                  ---------------
Douglas H. McCorkindale, Trustee                             Joseph Weber, Trustee

/s/ W. Scott McDonald, Jr.                                   /s/ Clay T. Whitehead
--------------------------                                   ---------------------
W. Scott McDonald, Jr., Trustee                              Clay T. Whitehead, Trustee

Dated: May 22, 2002